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                                                                   EXHIBIT 10.39



                     AMERICAN MEDICAL INTERNATIONAL, INC.
                        1990 SUPPLEMENTAL BENEFIT PLAN
              AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1992


                                  ARTICLE I

                                   PURPOSE


     Effective as of January 1, 1990, American Medical International, Inc. adopted the American Medical International, Inc. 1990 Supplemental Benefit Plan in order to provide selected executives with a retirement benefit which, when added to other retirement income provided by American Medical International, Inc., and Social Security, will be competitive with retirement benefits provided to executives of comparable companies.

     Effective as of January 1, 1992, American Medical International, Inc. is amending and restating the said American Medical International, Inc. 1990 Supplemental Benefit Plan as set forth in this document. This plan is intended to constitute a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management and highly compensated employees as described in Section 201(a)(2) of the Employee Retirement Income Security Act of 1974, as amended.
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                                  ARTICLE II

                                 DEFINITIONS


     When words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

     "AMI" or the "COMPANY" means American Medical International, Inc.

     "BOARD OF DIRECTORS" means the Board of Directors of AMI.

     "DISABILITY" means the incapacity, as determined by the Compensation Committee, of any Participant to render services to AMI by reason of mental or physical disability.

     "FINAL AVERAGE PAY" means the average annual Pay during the three (3) consecutive calendar years in which a Participant received the highest Pay.

     "COMPENSATION COMMITTEE" means the Compensation Committee of the Board of Directors.

     "PARTICIPANT" or "PARTICIPANTS" means such executives as are selected by the Board of Directors or the Compensation Committee to receive benefits under the terms of this Plan.

     "PAY" means base compensation, exclusive of bonus, car allowance or other fringe benefits, payable to a Participant by the Company. Pay for those participants receiving a lump sum severance payment shall be credited as if base compensation was received in equal installments over the period to time provided for in their severance agreement.


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     "PLAN" or "SERP" means the American Medical International, Inc. 1990
Supplemental Benefit Plan, as amended and restated effective January 1, 1992, a nonqualified and unfunded pension plan providing supplemental retirement benefits to selected executives, as set forth herein and as it may be subsequently amended.

     "PLAN YEAR" means the fiscal year of the Company.

     "SERVICE" means all years and fractional years computed from a Participant's original date of hire with AMI to date of death, disability, termination or retirement, including employment by a Participant with a predecessor of AMI or any business entity acquired by AMI or membership as an Independent Director on the AMI Board of Directors immediately prior to the date of hire as an employee.

     "SOCIAL SECURITY BENEFIT OFFSET FOR FORMULA A" means 100% of the annual amount of the old age benefits available for the Participant (excluding amounts available for spouses and dependents) under Title II of the Federal Social Security Act at his Social Security Retirement Age (as defined in Section 415(b)(8) of the Internal Revenue Code) or similar benefits from any country other than the United States of America. In cases where a Participant terminates employment for any reason prior to attaining his Social Security Retirement Age, the Social Security benefit shall be the benefit to which the Participant would be entitled at Social Security Retirement Age, based upon the Federal Social Security Act as in effect on the date of his termination of employment and based on the assumption that he will not receive any future wages that will be counted for purposes of the Federal Social Security Act. Once such Social Security benefit shall have been determined, it shall not be redetermined even though there may be changes in Social Security benefits

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thereafter because of changes in the cost of living or because of changes in the Federal Social Security Act.

     "SOCIAL SECURITY BENEFIT OFFSET FOR FORMULA B" means 100% of the amount of the old age benefits available for the Participant (excluding amounts available for spouses and dependent) under Title II of the Federal Social Security Act at his Social Security Retirement Age (as defined in Section 415(b)(8) of the Internal Revenue Code), based on his wage history and the Federal Social Security Act in effect on the date he attains Social Security Retirement Age, or similar benefits from any country other than the United States of America. Such reduction shall be made as of the first day of the month following the date of his Social Security Retirement Age (or, in the case of surviving spouse benefits, the date he would have reached his Social Security Retirement Age) notwithstanding anything to the contrary contained herein.

     "SUPERSEDED PLAN" means the provisions of the Plan as it existed prior to the amendment and restatement as set forth herein.

     "VESTED BENEFIT" means the accrued benefit to which a Participant is entitled based on his Pay and a minimum of ten (10) years of Service.


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                                  ARTICLE III

                                 PARTICIPATION


     Each person who was a participant in the Superseded Plan on December 31, 1991 shall automatically become a Participant in the Plan on January 1, 1992; however, any such person whose employment with the Company terminated prior to January 1, 1992 shall be entitled to only those benefits, if any, to which he is entitled on and after January 1, 1992 under the provisions of the Superseded Plan as in effect on his date of termination of employment and he shall not be entitled to any additional benefits hereunder unless he is subsequently reemployed by the Company and selected as a Participant in accordance with the following paragraph of this Article III.

     Any other executive who is in the service of the Company on or after January 1, 1992 shall become a Participant as of the date he is individually selected by, and specifically named in the resolutions of, the Compensation Committee. A Participant's active participation shall cease upon his termination of employment with AMI.


                                    ARTICLE IV

                              PROVISIONS FOR BENEFITS


     Benefits under this Plan shall constitute unfunded general obligations of AMI. To the extent any person acquires a right to receive payments from AMI under this Plan, such right shall be no greater than that of any unsecured general creditor of AMI.

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                              ARTICLE V

                          AMOUNT OF BENEFIT


     Section 5.1 NORMAL RETIREMENT DATE. A Participant's Normal Retirement Date shall be the first day of the month coinciding with or next following his 65th birthday.

     Section 5.2  NORMAL RETIREMENT BENEFITS.

                  (a) Upon retirement at or after his Normal Retirement Date, a Participant who has completed at least ten (10) years of Service shall be entitled to an annual Normal Retirement Benefit hereunder, payable for life, in an amount determined under Formula A as follows:

                        (i) 2.5% of his Final Average Pay multiplied by his years (including fractional years) of Service up to a maximum of twenty (20);

                       (ii)  his Social Security Benefit Offset for Formula A;

                             minus

                      (iii)  (A)  100% of that portion of the annual benefit
                                  payable as a single life annuity, or, in the case of a Participant who is married at the time of his retirement, payable as a qualified joint and 50% survivor annuity, at the time of his retirement under the American Medical International, Inc. Pension Plan (the "AMI Pension Plan") which is in excess of any benefit accruing from either the Participant's contributions or any Company contributions made as a result of the Participant's contributions to the AMI
                                  Pension Plan, or


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                             (B)  if the Participant has elected not to
                                  participate in the AMI Pension Plan, the amount of the annual benefit payable as a single life annuity, or, in the case of a Participant who is married at the time of his retirement hereunder, payable as a qualified joint and 50% survivor annuity, the Participant would have received under the AMI Pension Plan absent such election;

                             minus

                       (iv) 100% of the specific retirement benefit under any AMI management contract, limited to the year(s) in which such contract benefits are paid;

                             minus

                        (v) 100% of the benefit payable, if any, under the American Medical International, Inc. Supplemental Executive Retirement Plan.

                  (b) Notwithstanding anything to the contrary contained herein, any Participant who is eligible for a Normal Retirement Benefit and who on March 26, 1987 was an employee of AMI and had attained age fifty
(50) shall be entitled to an annual Normal Retirement Benefit hereunder, payable for life, in an amount equal to the greater of the amount determined under Formula A above or the amount determined under Formula B as follows:

                        (i) 40% of Final Average Pay, plus 1% of Final Average Pay times years of Service in excess of ten (10), with a maximum of ten (10) additional years allowable;

                             minus

                       (ii)  his Social Security Benefit Offset for Formula B;

                             minus

                      (iii) the amounts described under Formula A in paragraphs (iii), (iv) and (v) of subsection (a) above.


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                  (c)  If, after the date of retirement, the benefits received in any year under an AMI management contract exceed the benefits which would otherwise be payable in that year under SERP, the excess amount paid in that year shall not be carried forward or deducted from SERP benefits payable in any year after management contract benefits have expired. (For example, assume an executive retires on December 31, 1993, and under a management contract is entitled to benefits in the amount of $100,000.00 per year for three (3) years from the date of retirement. Further, assume that the executive has been selected by the Compensation Committee to participate in this SERP, and but for the benefits received under his management agreement, would be entitled to SERP benefits of $50,000.00 per year. Even though the total benefits paid under the management contract in 1994, 1995, 1996 exceed his SERP benefits by an aggregate of $150,000.00, this amount is not subtracted from vested SERP benefits to be received after benefits are terminated under the management agreement. Beginning in 1997, he will receive the full amount of his SERP benefit, that is $50,000.00, payable in that year.)

     Section 5.3 EARLY RETIREMENT DATE. A Participant's Early Retirement Date is the first day of any month between his 55th birthday and his 65th birthday.

     Section 5.4  EARLY RETIREMENT BENEFIT.

                  (a) Upon retirement on an Early Retirement Date, a Participant who has completed at least ten (10) years of Service shall be entitled to an annual Early Retirement Benefit, payable for life, determined under Formula A, as follows:

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                        (i)  2.5% of his Final Average Pay multiplied by his
                             years (including fractional years) of Service up to a maximum of twenty (20), reduced by the percentage shown below for each year by which the Participant's retirement precedes his Normal Retirement Date, based on his years of Service:

                                   Years of Service      Reduction Percentage
                                   ----------------      --------------------

                                       10 years                    6%
                                       11 years                    5%
                                       12 years                    4%
                                       13 years                    3%
                                       14 years                    2%
                                       15 years                    1%
                                   16 years or more                0%


                             provided, however, in the case of partial years of Service, the reduction percentage shall be prorated;

                             minus

                       (ii)  his Social Security Benefit Offset for Formula A;

                             minus

                      (iii)  (A)  100% of that portion of the annual benefit
                                  payable as a single life annuity, or in the case of a Participant married at the time of his retirement hereunder, payable as a qualified joint and 50% survivor annuity, under the AMI Pension Plan which is in excess of any benefit accruing from either the Participant's contribution or any
                                  Company contributions made as a result of the Participant's contributions to the AMI Pension Plan (except that if the Participant elects to defer commencement of benefits under the AMI Pension Plan, no offset shall be made to the benefit under this Plan until such benefits commence and the amount of such offset shall be based on the single life annuity, or, in the case of a Participant married at the time of his retirement under the AMI Pension Plan, based on the qualified joint and 50% survivor annuity, payable at the time such benefits commence); or


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                             (B)  if the Participant has elected not to
                                  participate in the AMI Pension Plan, the amount of the annual benefit payable as a single life annuity, or, in the case of a Participant who is married at the time of his retirement hereunder, payable as a qualified joint and 50% survivor annuity, the Participant would have received at his Early Retirement Date under the AMI Pension Plan absent such election;

                             minus

                       (iv) 100% of the specific retirement benefit under any AMI management contract, limited to the year(s) in which such contract benefits are paid;

                             minus

                        (v) 100% of the benefit payable, if any, under the American Medical International, Inc. Supplemental Executive Retirement Plan.

                  (b) Notwithstanding anything to the contrary contained herein, any Participant who on March 26, 1987 was an employee of AMI and had attained age fifty (50) shall, upon retirement on an Early Retirement Date with ten (10) years of Service, be entitled to an annual benefit hereunder, payable for life, in an amount equal to the greater of the amount determined under Formula A above or the amount determined under Formula B as follows:

                        (i) 40% of Final Average Pay, plus 1% of Final Average Pay times years of Service in excess of ten (10), with a maximum of ten (10) additional years allowable, reduced by the percentage shown below for each year by which Participant's retirement precedes his Normal Retirement Date, based on his years of Service:

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                                 Years of Service    Reduction Percentage
                                 ----------------    --------------------

                                      10 years                6%
                                      11 years                5%
                                      12 years                4%
                                      13 years                3%
                                      14 years                2%
                                      15 years                1%
                                 16 years or more             0%


                             provided, however, in the case of partial years of Service, the reduction percentage shall be prorated;

                             minus

                       (ii)  his Social Security Benefit Offset for Formula B;

                             minus

                      (iii) the amounts described under Formula A in paragraphs (iii), (iv) and (v) of subsection (a) above.

                  (c) A Participant may not elect to defer commencement of his Early Retirement Benefit hereunder.

     Section 5.5  DEATH BENEFITS.

                  (a) POST RETIREMENT. If a Participant dies after benefits hereunder have commenced and he had a surviving spouse to whom he had been married at least one (1) year prior to retirement or commencement of benefits, whichever is applicable, such spouse shall receive 50% of the benefit payable to the Participant at time of death, reduced by 1% for each year in excess of five (5) by which the Participant's age exceeds the spouse's age. This benefit shall be payable for the spouse's life but begin no earlier than the spouse's attainment of age fifty (50).


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                  (b)  PRE-RETIREMENT.  If a Participant dies before age fifty
(50), no benefit is paid, irrespective of year of Service. If a Participant dies after age fifty (50) and after completing ten (10) years of Service, and the Participant leaves a surviving spouse whom he had been married at least one
(1) year prior to his death, such spouse shall receive 50% of the Participant's accrued Normal Retirement Benefit for life reduced by 1% for each year in excess of five (5) by which the Participant's age exceeded the spouse's age, but with no reduction for early commencement. This benefit shall be payable for the spouse's life but shall begin no earlier than the spouse's attainment of fifty (50).

     Section 5.6 DISABILITY BENEFIT. If a Participant incurs a Disability after ten (10) years of Service and fails to qualify for a disability under the AMI Executive Long-Term Disability Program, the Participant shall receive an annual Disability Benefit, payable for life, in an amount equal to the accrued Normal Retirement Benefit hereunder without reduction for early commencement of payments.

     Section 5.7  VESTED BENEFIT.

                  (a) A Participant is fully vested in his benefit hereunder upon completion of ten (10) years of Service. A vested Participant who terminates employment with AMI for a reason other than death, disability or retirement is eligible for a Vested Benefit, payable for life, at age 65 equal to his accrued benefit hereunder based on his Pay and years of Service as his termination of employment.

                  (b) Benefits for a Participant who is entitled to a Vested Benefit under this Section 5.7 shall commence on the beginning of the first month following his 55th birthday, and shall be payable in a reduced amount as provided in Section 5.4(a).

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                  (c)  A Participant who terminates employment with AMI prior to completing ten (10) years of Service shall not be entitled to any benefits under this Plan.

     Section 5.8 FORM OF BENEFITS. The annual benefit payable to a Participant or his surviving spouse shall be paid in equal monthly installments on the first day of each month commencing on his Normal Retirement Date, Early Retirement Date, the date he incurs a Disability, or the date his surviving spouse attains age fifty (50), whichever is applicable.


                                  ARTICLE VI

                                ADMINISTRATION


     The Plan shall be administered by the Compensation Committee. The duties of the Compensation Committee will be determined by the Board of Directors. The Compensation Committee shall have such powers as may be necessary to discharge its duties hereunder.


                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS


     Section 7.1 AMENDMENT AND TERMINATION. The Board of Directors may, by resolution, in its absolute discretion, from time to time, amend, suspend, or terminate in whole or in part, and if terminated reinstate, any or all of the provisions of the Plan, except that no amendment, suspension, or termination may apply so as to decrease Vested Benefits under the Plan which accrued prior to the effective date of


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                                     -14-


such amendment, suspension or termination. Any such amendment, suspension or termination shall become effective on such date as shall be specified in such resolution and, except as expressly limited in this Section 7.1, include such provisions and have such effect as the Board of Directors, in its absolute discretion, deems desirable.

     Section 7.2 NO GUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between AMI and any employee, or as a right of any employee to be continued in the employment of AMI, or as a limitation of the right of AMI to discharge any of its employees, with or without cause.

     Section 7.3 NON-ALIENATION OF BENEFITS. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Any unauthorized attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. No part of the assets of AMI shall be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant (or surviving spouse), or any person claiming under or through the foregoing, to attach his interest under the Plan.

     Section 7.4 LIABILITY. No member of the Board of Directors or the Compensation Committee shall be liable to any Participant, surviving spouse or third party for any act or omission in exercising responsibilities pursuant to this Plan.

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     Section 7.5  INCAPACITY OF RECIPIENT.  In the event a Participant or surviving spouse is adjudicated incompetent by a court having jurisdiction to make such determination, payments which become due, in accordance with this Plan, shall be made to the appointed guardian or conservator of such Participant or surviving spouse. Any such payments shall be a complete discharge of the liabilities of AMI under the Plan.

     Section 7.6 CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

     Section 7.7 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of California.

     Executed this 30th day of December, 1992, effective as of January 1, 1992.


                                       AMERICAN MEDICAL INTERNATIONAL, INC.

                                       By /s/ O.E. French
                                         --------------------------------------
                                              O.E. French

SWORN TO AND SUBSCRIBED BEFORE ME ON THIS THE 30th DAY OF DECEMBER, 1992.

                                       /s/ Phyllis Ballew Winters

                                       [SEAL]